                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   January 30, 1998


                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1998-1
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                   333-36969                41-1840853
 -----------------------------------------------------------------------------
 (State or other jurisdiction       (Commission               (IRS employer
       of incorporation)            file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------



                                Not Applicable
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On January 30, 1998, the Registrant sold approximately $450,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-1 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description
               -----------   -----------

                    4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of January 1, 1998, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-1.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 30, 1998               GREEN TREE FINANCIAL CORPORATION
                                          as originator of Manufactured Housing
                                          Contract Senior/Subordinate Pass-
                                          Through Certificate Trust 1998-1



                              By: /s/ Joel H. Gottesman
                                  --------------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President, General Counsel
                                  and Secretary
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                               INDEX TO EXHIBITS




Exhibit Number                                                     Page
--------------                                                     ----

4.1     Pooling and Servicing Agreement between             Filed Electronically
        Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of January 1, 1998, relating to Manufactured Housing Contract
        Senior/Subordinate Pass-Through Certificates,
        Series 1998-1

5.1     Opinion of Dorsey & Whitney LLP with respect        Filed Electronically
        to legality

8.1     Opinion and Consent of Dorsey & Whitney LLP         Filed Electronically
        with respect to tax matters.